           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2
                  AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION*
           FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1996

                                                                                                 Ending       Contract
                                              Initial     Beginning     Units    Ending Unit  Value before   Maintenance   Surrender
                                              Purchase    Unit Value  Purchased     Value       Charges        Charge       Charge
                                            ----------------------------------------------------------------------------------------
                                                 P           BUV         UP          EUV          PEV           CMC           SC
                                                                       =P/BUV                   =UP*EUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $  1,000.00   10.000000   100.000000   12.947664   $  1,294.77    $  70.00
     International Equity Portfolio         $  1,000.00   10.000000   100.000000   12.475967   $  1,247.60    $  70.00
     Balanced Portfolio                     $  1,000.00   10.000000   100.000000   13.922266   $  1,392.23    $  70.00
     Income Opportunity Portfolio           $  1,000.00   10.000000   100.000000   15.886632   $  1,588.66    $  70.00
     Standby Income Portfolio               $  1,000.00   10.000000   100.000000   10.819908   $  1,081.99    $  70.00
Select Advisors Portfolios
     Growth & Income Portfolio II           $  1,000.00   10.000000   100.000000   14.291347   $  1,429.13    $  70.00
     Bond Portfolio II                      $  1,000.00   10.000000   100.000000   11.505592   $  1,150.56    $  70.00

                                                 Ending
                                               Redeemable    Number    Average Annual
                                                 Value      of Years    Total Return
                                              ---------------------------------------
                                                  ERV          n             T
                                              =PEV-CMC-SC              =(ERV/P)1/n-1
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio                $  1,224.77       2          10.67%
     International Equity Portfolio           $  1,177.60       2           8.52%
     Balanced Portfolio                       $  1,322.23       2          14.99%
     Income Opportunity Portfolio             $  1,518.66       2          23.23%
     Standby Income Portfolio                 $  1,011.99       2           0.60%
Select Advisors Portfolios
     Growth & Income Portfolio II             $  1,359.13       2          16.58%
     Bond Portfolio II                        $  1,080.56       2           3.95%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2
   TOTAL RETURN SINCE INCEPTION MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
          FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1996 **

                                              Initial    Beginning          Ending Unit               Change in Unit  Average Annual
                                              Purchase   Unit Value            Value                      Values       Total Return
                                            ----------------------------------------------------------------------------------------
                                                 P          BUV                 EUV                        CUV              T
                                                                                                         =EUV-BUV       =CUV/BUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $  1,000.00   10.000000          12.947664                   2.947664          29.48%
     International Equity Portfolio         $  1,000.00   10.000000          12.475967                   2.475967          24.76%
     Balanced Portfolio                     $  1,000.00   10.000000          13.922266                   3.922266          39.30%
     Income Opportunity Portfolio           $  1,000.00   10.000000          15.886632                   5.886632          58.87%
     Standby Income Portfolio               $  1,000.00   10.000000          10.819908                   0.819908           8.20%
Select Advisors Portfolios
     Growth & Income Portfolio II           $  1,000.00   10.000000          14.291347                   4.291347          42.91%
     Bond Portfolio II                      $  1,000.00   10.000000          11.505592                   1.505592          15.06%

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2
                    AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR*
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                 Ending       Contract
                                              Initial     Beginning     Units    Ending Unit  Value before   Maintenance   Surrender
                                              Purchase    Unit Value  Purchased     Value       Charges        Charge       Charge
                                            ----------------------------------------------------------------------------------------
                                                 P           BUV         UP          EUV          PEV           CMC           SC
                                                                       =P/BUV                   =UP*EUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $  1,000.00   11.741102    85.170881   12.947664   $  1,102.76    $  35.00
     International Equity Portfolio         $  1,000.00   11.282669    88.631511   12.475967   $  1,105.76    $  35.00
     Balanced Portfolio                     $  1,000.00   12.018023    83.208361   13.922266   $  1,158.45    $  35.00
     Income Opportunity Portfolio           $  1,000.00   12.572866    79.536360   15.886632   $  1,263.56    $  35.00
     Standby Income Portfolio               $  1,000.00   10.364840    96.480023   10.819908   $  1,043.90    $  35.00
Select Advisors Portfolios
     Growth & Income Portfolio II           $  1,000.00   12.533949    79.783315   14.291347   $  1,140.21    $  35.00
     Bond Portfolio II                      $  1,000.00   11.309517    88.421106   11.505592   $  1,017.34    $  35.00

                                                 Ending
                                               Redeemable    Number    Average Annual
                                                 Value      of Years    Total Return
                                              ---------------------------------------
                                                  ERV          n             T
                                              =PEV-CMC-SC              =(ERV/P)1/n-1
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio                $  1,067.76       1           6.78%
     International Equity Portfolio           $  1,070.76       1           7.08%
     Balanced Portfolio                       $  1,123.45       1          12.34%
     Income Opportunity Portfolio             $  1,228.56       1          22.86%
     Standby Income Portfolio                 $  1,008.90       1           0.89%
Select Advisors Portfolios
     Growth & Income Portfolio II             $  1,105.21       1          10.52%
     Bond Portfolio II                        $    982.34       1          (1.77%)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 2
     TOTAL RETURN FOR ONE YEAR MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                              Initial    Beginning          Ending Unit               Change in Unit  Average Annual
                                              Purchase   Unit Value            Value                      Values       Total Return
                                            ----------------------------------------------------------------------------------------
                                                 P          BUV                 EUV                        CUV              T
                                                                                                         =EUV-BUV        =CUV/BUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $  1,000.00   11.741102          12.947664                   1.206562          10.28%
     International Equity Portfolio         $  1,000.00   11.282669          12.475967                   1.193298          10.58%
     Balanced Portfolio                     $  1,000.00   12.018023          13.922266                   1.904243          15.90%
     Income Opportunity Portfolio           $  1,000.00   12.572866          15.886632                   3.313766          26.36%
     Standby Income Portfolio               $  1,000.00   10.364840          10.819908                   0.455068           4.39%
Select Advisors Portfolios
     Growth & Income Portfolio II           $  1,000.00   12.533949          14.291347                   1.757398          14.02%
     Bond Portfolio II                      $  1,000.00   11.309517          11.505592                   0.196075           1.73%